UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 27, 2011

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices) (Zip code)

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Release with Susan E. Topel-Samek

IEC Electronics Corp. (the “Company”) and Susan E. Topel-Samek entered into an Agreement and Release, dated December 27, 2011 and effective on January 2, 2012, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. Under the basic terms of the agreement, Ms. Topel-Samek will be paid a lump sum of $152,408.65 on January 2, 2012 and payments equivalent to her base salary through June 30, 2012, subject to offset in the event Ms. Topel-Samek takes another position during that time.

The foregoing summary of the Agreement and Release does not purport to be complete and is qualified in its entirety by reference to the agreement itself, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Agreement with Insero & Company CPAs, P.C.

The Company executed an engagement letter (the “Insero Agreement”), dated December 28, 2011, with Insero & Company CPAs, P.C. (“Insero”), pursuant to which Vincent A. Leo, a principal and shareholder of Insero, will serve as interim Chief Financial Officer of the Company, effective January 2, 2012.  A copy of the Insero Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.  Under the basic terms of the Insero Agreement, Insero will provide out-sourced accounting services to the Company, including the services of Vincent A. Leo to serve as Interim Chief Financial Officer of the Company.  Insero’s fees are based upon a weekly rate of $7,600, initially expected to cover 32 hours per week by Mr. Leo.  Other out-sourced consultant services will be billed at hourly rates specified in the Insero Agreement.  The Company agrees to provide certain indemnification to Insero and certain individuals affiliated with Insero as described in the Insero Agreement, and the Insero Agreement may be terminated by either the Company or Insero on notice to the other.

Since November 2010, Insero has provided various services to the Company, including acquisition support, out-sourced accounting services, Sarbanes-Oxley/internal audit support, and accounting research services, for fees aggregating approximately $160,000 through November 2011.

The foregoing summary of the Insero Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement itself, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Pursuant to the terms of the Agreement and Release referenced in Item 1.01 above, the Company and Ms. Topel-Samek have agreed, effective on January 2, 2012, to terminate the Offer of Employment Letter Agreement between the Company and Ms. Topel-Samek, dated May 19, 2010, filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 25, 2010.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Susan E. Topel-Samek, Vice President and Chief Financial Officer

On December 28, 2011, IEC Electronics Corp. (the “Company”) announced the resignation, for personal reasons, of Susan E. Topel-Samek as Vice President and Chief Financial Officer effective as of January 2, 2012.  Ms. Topel-Samek served as Vice President and Chief Financial Officer of the Company from May 30, 2010 to January 2, 2012.  The Company and Ms. Topel-Samek entered into an Agreement and Release, dated December 27, 2011 and effective on January 2, 2012, described in Item 1.01 above.

Appointment of Vincent A. Leo, Interim Chief Financial Officer

Effective as of January 2, 2012, Vincent A. Leo has been appointed Interim Chief Financial Officer of the Company.  Mr. Leo will serve as Interim Chief Financial Officer of the Company pursuant to the Insero Agreement described in Item 1.01 above, and in this capacity he will serve as principal financial and principal accounting officer.  Pursuant to the Insero Agreement, Insero will be compensated for Mr. Leo’s time based on a weekly rate of $7,600.  Mr. Leo will not receive any compensation directly from the Company and will continue to be a shareholder of and compensated by Insero.

As described in Item 1.01 above, since November 2010, Insero has provided various services to the Company, and is expected to continue providing services to the Company pursuant to the Insero Agreement.  As a principal in and shareholder of Insero, Mr. Leo receives a set distribution that is not affected by the arrangements in the Insero Agreement, provided, however, after the end of each year he is eligible for a bonus determined by a committee of Insero, of which he is not a member.  The bonus is dependent upon performance of Insero as a whole as well as his individual contributions.  Therefore, Mr. Leo’s compensation is not directly tied to the dollar value of the transactions between Insero and the Company.

Mr. Leo, age 50, has been a principal in and shareholder of Insero, an independent registered public accounting firm, since 2002.  Prior to that time, he was a partner with Arthur Andersen LLP.  He is a member of both the New York State and Connecticut Society of Certified Public Accountants.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On December 28, 2011, the Company issued a press release announcing the management changes described above.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9	Financial Information and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 10.1	Agreement and Release dated December 27, 2011 between the Company and Susan E. Topel-Samek

Exhibit 10.2	Engagement letter dated December 28, 2011 between the Company and Insero and Company CPAs, P.C.

Exhibit99.1	Press Release issued by the Company on December 28, 2011

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC ELECTRONICS CORP.
(Registrant)

Date: December 28, 2011	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 10.1	Agreement and Release dated December 27, 2011 between the Company and Susan E. Topel-Samek

Exhibit 10.2	Engagement letter dated December 28, 2011 between the Company and Insero and Company, LLP

Exhibit 99.1	Press Release issued by the Company on December 28, 2011